NOTICE OF INDEMNIFICATION: THIS AGREEMENT CONTAINS INDEMNIFICATION PROVISIONS IN
SECTION 8, NOTICE OF WHICH IS HEREBY GIVEN.


                         REGISTRATION RIGHTS AGREEMENT

          REGISTRATION RIGHTS AGREEMENT, dated as of December 12, 1997, by Integrated Orthopaedics, Inc., a Texas corporation (the "Company"), for the benefit of FW Integrated Orthopaedics Investors, L.P., a Texas limited partnership, and FW Integrated Orthopaedics Investors II, L.P., a Texas limited Partnership (each a "Purchaser" and collectively, the "Purchasers"), and their Permitted Transferees.

                              W I T N E S S E T H:

          WHEREAS, the Company and the Purchasers (and for limited purposes, Chartwell Capital Investors, L.P.) have entered into a Securities Purchase Agreement, dated as of December 12, 1997 (the "Securities Purchase Agreement"), pursuant to which the Purchasers have agreed to purchase, and the Company has agreed to sell, 250,000 shares of Series B Convertible, Non-Redeemable Preferred Stock, par value $.01 per share, of the Company (the "Series B Preferred") and contingent warrants ("Warrants" and together with the Series B Preferred, the "Securities") to acquire shares of common stock, par value $.001 per share, of the Company ("Common Stock"), all in accordance with the terms and subject to the conditions set forth in the Securities Purchase Agreement; and

          WHEREAS, in order to induce the Purchasers to accept the unregistered securities of the Company, the Company has agreed to provide registration rights with respect to the Common Stock issuable upon conversion of the Series B Preferred and upon exercise of the Warrants and with respect to any other Common Stock hereafter acquired by the Purchasers.

          NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, it is agreed as follows:

          1. Definitions. Unless otherwise defined herein, the following terms shall have the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

          "Agreement" shall mean this Registration Rights Agreement, including all amendments, modifications and supplements, and any exhibits or schedules to any of the foregoing, and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative.

          "Business Day" shall mean any day other than a Saturday, a Sunday, or other day on which banking institutions in the City of Houston, Texas shall be permitted or required by law or executive order to be closed.

          "Closing Date" shall mean the date on which the Securities shall be issued by the Company to the Purchasers in accordance with the Securities Purchase Agreement.

          "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

          "Form S-3" shall mean such form under the Securities Act as is in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the Commission that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the Commission.

          "Holders" shall mean the Purchasers and each Permitted Transferee.

          "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor corporation thereto.

          "Permitted Transferee" shall mean a transferee or assignee of Securities or Registrable Securities, which were transferred or assigned pursuant to Section 10 hereof.

          "Registrable Securities" shall mean (i) shares of Common Stock owned by a Holder, whether acquired on the date hereof or hereafter acquired, and any other securities issued or issuable with respect to such Registrable Securities by way of dividend or stock split or in connection with any combination of shares of Common Stock, recapitalization, exchange, merger, consolidation or reorganization and (ii) the Warrants and the Series B Preferred (for purposes of a Demand Registration (as defined in Section 2)); provided, that any Registrable Security shall cease to be a Registrable Security when (a) a registration statement covering such Registrable Security has been declared effective by the Commission and it has been disposed of pursuant to such effective registration statement, (b) it is sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or (c)(i) it has been otherwise transferred, (ii) the Company has delivered a new certificate or other evidence of ownership for it not bearing a legend restricting further transfer and (iii) it may be resold without subsequent registration under the Securities Act.

          "Requesting Holders" shall mean any Holders requesting registration of its or their Registrable Securities in accordance with the terms of this Agreement.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     2. Demand Registration.

          (a) Request for Registration. (i) Subject to Section 5 hereof, at any time following the Closing Date, the Holders holding a majority of the then outstanding Registrable Securities (on an "as converted" and "as exercised" basis) may make a written request of the Company (a "Demand Request") for registration under the Securities Act (a "Demand Registration") of all or part of its or their Registrable Securities.

          The Demand Request shall specify the number of shares of Registrable Securities proposed to be sold by the Requesting Holders making such Demand Request. Subject to Section 4(b), the Company shall file the Demand Registration as soon as practicable and in any event within 60 days after receiving the Demand Request (the "Required Filing Date") and shall use its best efforts to cause the same to be declared effective by the Commission as promptly as practicable after such filing; provided, that the Company need effect only three Demand Registrations pursuant to this Section 2.

          (b) Effective Registration. A registration shall not count as a Demand Registration until it has been declared effective by the Commission (unless the Requesting Holders withdraw all their Registrable Securities, in which case such demand shall count as a Demand Registration unless (i) the Requesting Holders pay all registration expenses (excluding the cost of Company personnel) in connection with such withdrawn registration, (ii) the Holders have learned of a material adverse change in the condition, business or prospects of the Company not known to the Holders at the time of their Demand Request or
(iii) the amount of Registrable Securities proposed to be included in such Demand Registration by the Requesting Holders is reduced by more than 50% pursuant to Section 2(d)); provided that if, after the registration has become effective, an offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court, such registration shall be deemed not to have been declared effective.

          (c) Selection of Underwriters. The offering of Registrable Securities pursuant to a Demand Registration shall be in the form of a "firm commitment" underwritten offering (or a "best efforts" underwritten offering upon the written consent of the Requesting Holders). The Requesting Holders holding a majority of the shares of Registrable Securities to be registered in a Demand Registration shall select the managing underwriter or underwriters to be used in connection with the offering; provided that such selections shall be subject to the reasonable consent of the Company.

          (d) Priority on Demand Registrations. No securities to be sold for the account of any person (including the Company) other than a Requesting Holder shall be included in a Demand Registration unless the managing underwriter or underwriters shall advise the Requesting Holders in writing that the inclusion of such securities will not materially and adversely affect the price or success of the offering (a "Material Adverse Effect"). Furthermore, in the event the managing underwriter or underwriters shall advise the Requesting Holders that even after exclusion of all securities of other persons (including the Company) pursuant to the immediately preceding sentence, the amount of Registrable Securities proposed to be included in such Demand Registration by Requesting Holders is sufficiently large to cause a Material Adverse Effect, the Registrable Securities of Requesting Holders to be included in such Demand Registration shall be allocated pro rata among the Requesting Holders on the basis of the number of shares of Common Stock requested to be included in such registration by each such Requesting Holder.

          (e) Rights of Non-Requesting Holders. Upon receipt of any Demand Request, the Company shall promptly (but in any event within ten Business Days) give written notice of such proposed Demand Registration to all other Holders who shall have the right, exercisable by written notice to the Company within 20 Business Days of their receipt of the Company's notice, to elect to include in such Demand Registration such portion of their Registrable Securities as they may request on the same terms as the Requesting Holders who delivered the initial Demand Request. All Holders requesting to have their Registrable Securities included in a Demand Registration in accordance with the preceding sentence shall be considered "Requesting Holders" for purposes of this Agreement.

     3.   Piggy-Back Registration.

          (a) Notice by Company. Subject to the provisions of this Agreement, if the Company at any time proposes to file on its behalf and/or on behalf of any of its equity holders a registration statement under the Securities Act on any form (other than a registration statement (i) pursuant to Sections 2 or 4 or (ii) on Form S-8 or any successor form for securities to be offered to employees of the Company pursuant to any employee benefit plan), the Company will give written notice to all Holders, at least 30 days before the initial filing with the Commission of such registration statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by the Company. Subject to this Agreement, the notice shall offer to include in such filing the aggregate amount of Registrable Securities as such Holders may request.

          (b) Procedure. Each Holder desiring to have such Registrable Securities registered under this Section 3 shall so advise the Company, in writing, within 20 Business

Days after the date of receipt of such offer from the Company, setting forth the amount of Registrable Securities for which registration is requested by such Holder. The Company shall thereupon include in such filing the amount of such Registrable Securities for which registration is so requested, subject to the next two sentences, and shall use best efforts to effect registration under the Securities Act of such Registrable Securities. If the managing underwriter of a proposed public offering shall advise the Company in writing that, in its opinion, including all the Registrable Securities requested to be included in such registration would cause a Material Adverse Effect, then in such event the securities to be included in such offering shall be allocated first to the Company or the holder initiating such request for registration, as appropriate, and then, to the extent that any additional securities can, in the opinion of such managing underwriter or underwriters, be sold without any such Material Adverse Effect, pro rata among the Holders of Registrable Securities and other holders requesting their securities of the Company to be registered pursuant to similar piggy-back registration rights on the basis of the number of shares of Registrable Securities requested to be included in such registration of each Holder and the number of shares of other securities requested to be included in such registration of each other holder having similar piggy-back registration rights. If the managing underwriter of a proposed public offering shall advise the Company in writing that, in its opinion, the distribution of any of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by the Company or such other equity holder would materially and adversely affect the distribution of such securities by the Company or such other equity holder, then the Holders shall have no right to have any of their securities included in such registration. The Company may discontinue registration of any of its securities which are not Registrable Securities (and, in connection with any piggy-back registration described in this Section 3, its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto.

          (c) Unlimited Rights. Each Holder shall be entitled to the registration rights set forth in this Section 3 for so long as such Holder owns Registrable Securities, regardless of the number of times such Holder is offered or has exercised such rights.

     4.   Shelf Registration.

          (a) Request for Registration. At any time following the Closing Date, the Holders holding a majority of the then outstanding Registrable Securities (on an "as converted" and "as exercised" basis) may make a written request of the Company (a "Shelf Request") for registration on Form S-3 (a "Shelf Registration") of all or part of its or their Registrable Securities; provided, that the Company is eligible to use Form S-3.

          The Shelf Request shall specify the number of shares of Registrable Securities proposed to be sold by the Requesting Holders making such Shelf Request. The Company shall file the Shelf Registration as soon as practicable and in any event within 60 days after receiving the Shelf Request and shall use its best efforts to cause the same to be declared effective by the Commission as promptly as practicable after such filing. Each Holder shall be entitled to the registration rights set forth in this Section 4 for so long as such Holder owns Registrable Securities, regardless of the number of times such Holder is offered or has exercised such rights.

          (b) Selection of Underwriters. If the Requesting Holders holding a majority of the shares of Registrable Securities to be registered in such Shelf Registration shall elect to distribute such securities pursuant to an underwritten offering, such Holders shall select the managing underwriter or underwrites to be used in connection with the Shelf Registration; provided that such selections shall be subject to the reasonable consent of the Company. The Company shall not be obligated to effect an underwritten Shelf Registration unless the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities, if any, at an aggregate price to the public greater than $5,000,000.

          (c) Priority on Shelf Registrations. No securities to be sold for the account of any person (including the Company) other than a Requesting Holder shall be included in a Shelf Registration unless the managing underwriter or underwriters shall advise the Requesting Holders in writing that the inclusion of such securities will not have a Material Adverse Effect. Furthermore, in the event the managing underwriter or underwriters shall advise the Requesting Holders that even after exclusion of all securities of other persons pursuant to the immediately preceding sentence, the amount of Registrable Securities proposed to be included in such Shelf Registration by Requesting Holders is sufficiently large to cause a Material Adverse Effect, the Registrable Securities of Requesting Holders to be included in such Shelf Registration shall be allocated pro rata among the Requesting Holders on the basis of the number of shares of Common Stock requested to be included in such registration by each such Requesting Holder. For purposes of this Section 4(c), in the event that a Shelf Registration is not underwritten, such determinations relating to the inclusion of securities in such Shelf Registration shall be made in good faith by the Requesting Holders holding a majority of the shares of Registrable Securities to be registered in such Shelf Registration.

          (d) Rights of Non-Requesting Holders. Upon receipt of any Shelf Request, the Company shall promptly (but in any event within ten Business Days) give written notice of such proposed Shelf Registration to all other Holders who shall have the right, exercisable by written notice to the Company within 20 Business Days of their receipt of the Company's notice, to elect to include in such Shelf Registration such portion of their Registrable Securities as they may request on the same terms as the Requesting Holders who delivered the initial Shelf Request.

     5.   Holdback Provisions and Other Limitations.

          (a) Restrictions on Public Sale. Each Holder participating in a registration pursuant to Section 2 agrees not to effect any public sale or distribution of the class of securities being registered or of any securities convertible into or exchangeable or exercisable for such securities, during the 14 days prior to, and during the 90 days after, the effective date of a registration statement filed pursuant hereto except as part of such registration, if and to the extent requested by the managing underwriter or underwriters in the case of an underwritten public offering; provided, that all executive officers and directors of the Company then holding Common Stock (or securities convertible into or exchangeable or exercisable for Common Stock) enter into similar agreements.

          (b) Deferral of Filing. The Company may defer the filing (but not the preparation) of a registration statement required by Sections 2 or 4 until a date not later than 60 days after the Required Filing Date if (i) at the time the Company receives the Demand Request, the Company or its subsidiaries are engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed), and the Board of Directors of the Company determines in good faith that such disclosure would be materially detrimental to the Company and its stockholders, or (ii) the Company had received, prior to receiving the Demand Request, a separate written demand request from a different person or group of persons having contractual rights (whether exercisable alone or in connection with other rights) to require the Company to file a registration statement (a "preferred request") and is proceeding with reasonable diligence to comply with the preferred request, or
(iii) prior to receiving the Demand Request, the Board of Directors had formally determined to effect a registered underwritten public offering of the Company's equity securities for the Company's account and the Company had taken substantial steps (including, but not limited to, selecting and entering into a letter of intent with the managing underwriter for such offering) and is proceeding with reasonable diligence to effect such offering. A deferral of the filing of a registration statement pursuant to this Section 5(b) shall be lifted, and the requested registration statement shall be filed forthwith, if, in the case of a deferral pursuant to clause (i) of the preceding sentence, the negotiations or other activities are disclosed or terminated, or, in the case of a deferral pursuant to clause (ii) of the preceding sentence, the preferred request is withdrawn or effected, or in the case of a deferral pursuant to clause (iii) of the preceding sentence, the proposed registration for the Company's account is abandoned. In order to defer the filing of a registration statement pursuant to this Section 5(b), the Company shall promptly, upon determining to seek such deferral, deliver to each Requesting Holder a certificate signed by an executive officer of the Company stating that the Company is deferring such filing pursuant to this Section 5(b) and the basis therefor in reasonable detail; provided, that the Company may not utilize this right more than [twice] in any 12-month period. Within 20 Business Days after receiving such certificate, the Holders of a majority of the Registrable Securities held by the Requesting Holders and for which registration was previously requested may withdraw such request by giving notice to the Company; if withdrawn, the Demand Request or the Shelf Request shall be deemed not to have been made for all purposes of this Agreement.

     6.   Registration Procedures.

          (a) Action of the Company. If the Company is required by the provisions of Sections 2, 3 or 4 hereof to use best efforts to effect the registration of any of its securities under the Securities Act, the Company shall, as expeditiously as possible:

               (1) prepare and file with the Commission a registration statement with respect to such securities and use best efforts to cause such registration statement to become and remain effective for a period of time required for the disposition of such securities by the Holders thereof, but not to exceed 12 months; provided, that such 12-month period shall be extended for a period of time equal to the period the Holder(s) refrain(s) from selling any securities included in such registration at the request of the Company or an underwriter of such securities;

               (2) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in a public offering or the expiration of 12 months;

               (3) furnish to such selling Holders such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such selling Holders may reasonably request;

               (4) use best efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as each Holder of such securities shall request, and do such other reasonable acts and things as may be required of it to enable such Holder to consummate the disposition in such jurisdiction of the securities covered by such registration statement;

               (5) furnish, at the request of any Holder requesting registration of such Registrable Securities pursuant to Sections 2, 3 or 4 hereof, on the date that such Registrable Securities are delivered to the underwriters for sale pursuant to such registration or, if such Registrable Securities are not being sold through underwriters, on the date that the registration statement with respect to such Registrable Securities becomes effective, (i) an opinion, dated as of such date, of the independent counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Holders making such request, in a customary form and covering matters of the type customarily covered in such legal opinions; and (ii) a comfort letter dated as of such date, from the independent certified public accountants of the Company addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Holders making such request and, if such accountants refuse to deliver such letter to such Holders, then to the Company, in a customary form and covering matters of the type customarily covered by such comfort letters. Such opinion of counsel shall additionally cover such other legal matters regarding the registration in respect of which such opinion is being given as the Holders holding a majority of the Registrable Securities being so registered may reasonably request. Such letter from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five Business Days prior to the date of such letter) regarding the registration in respect of which such letter is being given as the Holders holding a majority of the Registrable Securities being so registered may reasonably request;

               (6) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

               (7) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (8) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than 16 months after the effective date of the registration statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such registration statement, which earnings statement shall satisfy the requirements of
     Section 11(a) of the Securities Act; and

               (9) cause all Registrable Securities registered pursuant hereunder to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed.

          (b) Information to be Provided by Holders. It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Agreement in respect of the Registrable Securities that are to be registered at the request of any Holder of the Registrable Securities that such Holder shall furnish to the Company such information regarding the securities held by such Holder and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action taken by the Company.

     7. Expenses. All expenses incurred in complying with this Agreement, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD and the American Stock Exchange), printing expenses, fees and disbursements of counsel for the Company, fees and disbursements of one counsel for all selling Holders of Registrable Securities, expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 6(d), shall be paid by the Company except that the Company shall not be liable for any discounts or commissions to any underwriter in respect of the securities sold by such Holder.

     8.   Indemnification and Contribution.

          (a) Indemnification by Company. In the event of any registration of Registrable Securities under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the Holder of such Registrable Securities, its officers, directors, partners, legal counsel, each other person (including each underwriter) who participated in the offering of such Registrable Securities and each other person, if any, who controls such Holder or such participating person within the meaning of the Securities Act, against any expenses, losses, claims, damages or liabilities, joint or several, to which such Holder, officer, director, partner, legal counsel, or any such participating person or controlling person may become subject under the Securities Act or any other statute or at common law, insofar as such expenses, losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or
(iii) any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and shall reimburse such Holder, officer, director, partner, legal counsel or such participating person or controlling person for any legal or any other expenses reasonably incurred by such Holder, officer, director, partner, legal counsel or such participating person or controlling person in connection with investigating and defending or settling any such expense, loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such registration statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with information furnished in writing to the Company by such Holder. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or such participating person or controlling person, and shall survive the transfer of such securities by such Holder.

          (b) Indemnification by Holders. Each Holder, by acceptance of the Registrable Securities, agrees to indemnify and hold harmless the Company, its directors and officers and each other person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or any such person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information provided in writing to the Company by such Holder and contained in (or omitted from, as the case may be), on the effective date of, any registration statement under which securities were registered under the Securities Act at the request of such Holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto; provided, however, in no event shall any Holder be liable for an amount in excess of the net proceeds received from all Registrable Securities offered and sold by such Holder pursuant to such registration statement.

          (c) Contribution. If the indemnification provided for in this Section 8 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, in no event shall any Holder be required to contribute any amount in excess of the net proceeds received from all Registrable Securities offered and sold by such Holder pursuant to such registration statement.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (d) Notice and Defense of Claims. Whenever a claim shall arise for indemnification under this Section 8, the indemnified party shall promptly notify the indemnifying party of such claim and, when known, the facts constituting the basis for such claim. In the event of any such claim for indemnification resulting from or in connection with a claim or legal proceeding by a third party, the indemnifying party may, at its sole expense, assume the defense thereof. If an indemnifying party assumes the defense of any such claim or legal proceeding, the indemnifying party shall be entitled to select counsel reasonably acceptable to the indemnified party and take all steps necessary in the defense thereof; provided, however, that no settlement shall be made without the prior written consent of the indemnified party, which shall not be unreasonably withheld (it being understood that the indemnified party may not withhold consent to any settlement involving only a monetary payment where the indemnifying party is ready, willing and able to pay such amount); and, provided further, that the indemnified party may, at its own expense, participate in any such proceeding with the counsel of its choice. If the indemnifying party does not assume the defense of any such claim or litigation in accordance with the terms hereof, the indemnified party may defend against such claim or litigation in such manner as it may deem appropriate, including, but not limited to, settling such claim or litigation (after giving notice of the same to the indemnifying party) on such terms as the indemnified party may deem appropriate, and the indemnifying party will promptly indemnify the indemnified party in accordance with the provisions of this Section 8.

     9. Public Information. The Company covenants and agrees that for so long as the Common Stock shall be registered under Section 12(b) or 12(g) of the Exchange Act or the Company shall be subject to the reporting requirements of
Section 15(d) of the Exchange Act, at any time when any Holder so entitled desires to make sales of any Registrable Securities in reliance on Rule 144 under the Securities Act either (i) there will be available adequate current public information with respect to the Company as required by Rule 144, or (ii) if such information is not available the Company will use its best efforts to make such information available without delay. Without limiting the foregoing, the Company covenants and agrees that for so long as the Common Stock shall be registered under Section 12(b) or 12(g) of the Exchange Act or the Company shall be subject to the reporting requirements of Section 15(d) of the Exchange Act, it will timely file with the Commission all reports required to be filed under Sections 13 and 15(d) of the Exchange Act and will promptly furnish to any Holder so requesting a written statement that the Company has complied with all such reporting requirements.

     10. Transfer or Assignment of Registration Rights. If any person shall acquire Securities or Registrable Securities from any Holder, in any manner, whether by operation of law or otherwise, such person shall be entitled to receive the rights granted to a Holder under this Agreement, including the rights to cause the Company to register the Registrable Securities; provided that, (i) the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such rights are being transferred or assigned and (ii) the transferee or assignee of such rights assumes the obligations of a Holder under this Agreement.

     11.  Miscellaneous.

          (a) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departure from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority of the Registrable Securities (on an "as converted" and "as exercised" basis) then outstanding.

          (b) Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Agreement will be in writing and (i) delivered personally, (ii) sent by telefacsimile, (iii) delivered by a nationally recognized overnight courier service, or (iv) sent by registered or certified mail, postage prepaid, as follows:

               (1) If to any Holder, at its last known address appearing on the books of the Company maintained for such purpose.

                    With a copy to

                    Weil, Gotshal & Manges LLP
                    100 Crescent Court
                    Suite 1300
                    Dallas, Texas  75201
                    Attention:  David A. Spuria
                    Telecopy Number:  (214) 746-7777

              (2)   If to the Company, at

                    Integrated Orthopaedics, Inc.
                    5858 Westheimer, Suite 500
                    Houston, Texas  77057
                    Attention:  Chief Executive Officer
                    Telecopy Number:  (713) 339-2858

                    With a copy to

                    Willkie Farr & Gallagher
                    One Citicorp Center
                    153 East 53rd Street
                    New York, New York 10022
                    Facsimile No.: (212) 821-8111
                    Attention:  Bruce R. Kraus

Every notice, demand, request, consent, approval, declaration, delivery or other communication required or permitted under this Agreement that is addressed as provided in this Section 11(b) will (x) if delivered personally or by overnight courier service, be deemed given upon delivery; (y) if delivered by telefacsimile or similar facsimile transmission, be deemed given when electronically confirmed; and (z) if sent by registered or certified mail, be deemed given when received. Any party from time to time may change its address for the purpose of notices to that party by giving a similar notice specifying a new address, but no such notice will be deemed to have been given until it is actually received by the party sought to be charged with the contents thereof.

          (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective successors and assigns including any person to whom the Securities or any Registrable Securities are transferred in accordance with their terms and the terms of any agreement relating thereto.

          (d) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (e) Governing Law. This Agreement shall be governed by the laws of the State of Texas, without regard to the provisions thereof relating to conflict of laws.

          (f) Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          (g) Entire Agreement. This Agreement represents the complete agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

          (h) No Inconsistent Agreement. The Company shall not on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders of Registrable Securities pursuant to this Agreement.

                  [Remainder of page left blank intentionally]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              INTEGRATED ORTHOPAEDICS, INC.


                              By: /s/ Ronald E. Pierce
                                 ------------------------------
                                 Name:  Ronald E. Pierce
                                 Title: President


Accepted and Acknowledged by:

FW INTEGRATED ORTHOPAEDICS INVESTORS, L.P.


By:  GROUP 31, INC.,
     its General Partner

     By: /s/ Scott J. Hancock
        --------------------------
        Name:  Scott J. Hancock
        Title: Vice President



FW INTEGRATED ORTHOPAEDICS INVESTORS II, L.P.

By:  FW GROUP GENPAR, INC.,
     its General Partner

     By: /s/ Scott J. Hancock
        --------------------------
        Name:  Scott J. Hancock
        Title: Vice President